IQ SOFTWARE CORPORATION

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            to be held on

                            June 24, 1997

        The Annual Meeting ("Meeting") of Shareholders of IQ Software Corporation will be held at 11:00 A.M. (local time), Tuesday, June 24, 1997 at the Holiday Inn Atlanta, Peachtree Corners, 6050 Peachtree Industrial Boulevard, N.W., Norcross, Georgia 30071 for the following purposes:

        1.     To elect two directors;

        2.     To approve the Amendment to the 1993 Stock Option Plan;
               and

        3. To transact such other business as may properly be brought before the Meeting and any adjournments thereof.

        Only shareholders of record of Common Stock of the Corporation on May 2, 1997 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

        You are cordially invited to attend the Meeting. Whether or not you plan to attend, it is important that your stock be represented and voted at the Meeting. Enclosed is a proxy which you are urged to complete, sign and forward in the accompanying envelope, which requires no postage if mailed in the United States.


                             By Order of the Board of Directors,


                              UGO F. IPPOLITO

                              Secretary

May 23, 1997

                       IQ SOFTWARE CORPORATION
                3295 River Exchange Drive, Suite 550
                      Norcross, Georgia  30092

                                                        May 23, 1997

                      PROXY STATEMENT FOR THE
                   ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON JUNE 24, 1997

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IQ Software Corporation ("Corporation") to be voted at the Annual Meeting of Shareholders of the Corporation ("Meeting") to be held at the Holiday Inn Atlanta, Peachtree Corners, 6050 Peachtree Industrial Boulevard, N.W., Norcross, Georgia 30071 on June 24, 1997 at 11:00 A.M. local time, and at any adjournment thereof. This Proxy Statement and the enclosed proxy are being sent to shareholders on or about May 23, 1997.
        All proxies delivered pursuant to this solicitation are revocable at any time at the option of the person executing the proxy by giving written notice of revocation to the Corporation, by executing another proxy bearing a later date, or by voting in person at the Meeting. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. Unless contrary instructions are given, the persons named on the proxy intend to vote the shares so represented "FOR" the election of the two (2) nominees for directors named in this Proxy Statement and "FOR" approval of the Amendment to the 1993 Stock Option Plan. As to any other business which may come before the Meeting, the persons named on the proxy will vote according to their best judgment.

        Only holders of Common Stock of the Corporation of record on May 2, 1997 are entitled to vote at the Meeting. Each shareholder of record on the record date is entitled to one vote for each share of Common Stock of the Corporation so held. On May 2, 1997, there were 4,647,632 shares of Common Stock of the Corporation issued and outstanding.

        The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Meeting will constitute a quorum. The two nominees receiving the highest vote totals will be elected as directors of the Corporation. All other matters to be voted upon, including the approval of the Amendment to the 1993 Stock Option Plan, will be decided by the affirmative vote of the majority of the shares present or represented at the Meeting and entitled to vote.

        Abstentions, withheld votes and broker non-votes will be included in the calculation of the number of shares of Common Stock represented in person or by proxy at the Meeting in determining whether the quorum requirement is satisfied, but will not be counted as votes cast for the matter to be voted upon. Broker "non-votes" occur when a broker holding shares for a beneficial owner votes on one matter pursuant to its discretionary authority or instructions from the beneficial owner, but does not vote on another matter for the reason that the broker does not have discretionary authority to vote such shares on such other matter and has not received voting instructions from the beneficial owner. Since all matters, except the election of directors, requires the affirmative vote of the holders of a majority of the shares present or represented at the Meeting for quorum purposes, abstentions, withheld votes and broker non-votes increase the number of shares present or represented at the Meeting for quorum purposes and thereby increase the number of affirmative votes necessary to approve the matter.

Item 1 - Election of Directors.

Board of Directors.
        Pursuant to the By-laws of the Corporation, the Board of Directors consists of six members. The directors are divided into three classes, each class serving for a period of three years.
One-third of the members of the Board of Directors are elected by the shareholders annually.

        The directors, whose term will expire at the 1997 Annual Meeting of the Shareholders, are Richard L. Jackson and J. Leland Strange. The two directors have been nominated by the Board of Directors (excluding such nominees) to stand for reelection as directors at the 1997 Annual Meeting of Shareholders to hold office until the 2000 Annual Meeting of Shareholders and until their successors are elected and qualified.

        Should any one or more of these nominees become unable to serve for any reason, which is not anticipated, the Board of Directors may, unless the Board by resolution provides for a lesser number of directors, designate substitute nominees. In such event, the persons named on the enclosed proxy will vote for the election of such substitute nominee or nominees. All of the nominees were elected to their present terms by the shareholders at the shareholders meeting held on June 28, 1994.


Information on Nominees and Incumbent Directors.


                                                                                          BUSINESS
                                                                                         EXPERIENCE
                                                          YEAR                        DURING PAST FIVE
                                                         FIRST                        YEARS AND OTHER
NAME                                     AGE            ELECTED                         INFORMATION
                                    NOMINEES FOR ELECTION TO TERM EXPIRING IN 2000

Richard L. Jackson (1)(2)                 43              1988        Chairman, President and Chief Executive Officer of
                                                                     Allegiant Physician Services, Inc., a physician
                                                                     management service for hospitals and physicians.
                                                                     Prior to September 1991 he was President of the
                                                                     Company.  In addition, he is chairman and/or
                                                                     president of several companies which provide
                                                                     specialized medical services.  (3)

J. Leland Strange (1)                     55              1991       Chairman and President of Intelligent Systems
                                                                     Corporation, and its predecessor, Intelligent
                                                                     Systems Master L.P.  Intelligent Systems
                                                                     Corporation has operations and investments in micro
                                                                     computer-related technologies and products, as well
                                                                     as specialized health care services.  He is also a
                                                                     director of Healthdyne Technologies, Inc.

                                 INCUMBENT DIRECTORS ELECTED TO TERM EXPIRING IN 1999

Charles R. Chitty                         45              1984       Chairman of the Board, President and Chief
                                                                     Executive Officer of the Corporation.

J. William Goodhew, III (2)               59              1987       Vice President of Intelligent Systems Corporation
                                                                     since January, 1997.  Prior to January 1997 he was
                                                                     President of Peachtree Software, Inc., a computer
                                                                     software company, a subsidiary of Automatic Data
                                                                     Processing, Inc.

                                 INCUMBENT DIRECTORS ELECTED TO TERM EXPIRING IN 1998

Ugo F. Ippolito (1)(2)                    62              1984       Partner of the law firm of Glass, McCullough,
                                                                     Sherrill & Harrold, LLP.

Said Mohammadioun                         49              1997       Chief Executive Officer of Synchrologic, Inc. since
                                                                    October, 1996 and its Chairman since September,
                                                                    1995.  He was Vice President of Lotus Development
                                                                    Corporation from December, 1990 to March 1995.  He
                                                                    is also a Director of Brock International, Inc.

        (1) Member of the Compensation Committee of the Board of Directors

        (2)    Member of the Audit Committee of the Board of Directors

        (3) Allegiant Physician Services, Inc. filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code on October 29, 1996 in the United States Bankruptcy Court for the Northern District of Georgia.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE
NOMINEES FOR DIRECTORS.


Ownership of Equity Securities of the Corporation.

        The following table sets forth information regarding beneficial ownership of the Corporation's Common Stock of each director and executive officer and persons known to the Corporation to own beneficially more than 5% of the Corporation's Common Stock on May 2, 1997.

            DIRECTORS,                                       AGGREGATE NUMBER
         EXECUTIVE OFFICERS                                     OF SHARES                                 PERCENT OF
          AND FIVE PERCENT                                     BENEFICIALLY                              OUTSTANDING
            SHAREHOLDERS                                          OWNED                                 SHARES (1)(2)
George Valente                                                   459,100                                     9.9%
Metro Leasing & Investment
44465 N. El Macero Drive
El Macero, CA 95616

Charles R. Chitty(3)                                             321,803                                    6.9%
c/o IQ Software Corporation
3295 River Exchange Drive, Suite 550
Norcross, GA  30092

David C. Cormack                                                 137,500                                    3.0%

Michael J. Durnwald                                               34,080                                      *

J. William Goodhew, III                                           20,000                                      *

Ugo F. Ippolito(4)                                                26,261                                      *

Richard L. Jackson                                                 3,000                                      *

Said Mohammadioun                                                     --                                     --

J. Leland Strange(5)                                               8,000                                      *

All Directors and Executive Officers
as a group, including affiliates (8 persons)(5)                  788,294                                   17.0%

________________________
*Indicates less than 1%
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares that such person has the right to acquire within sixty (60) days of May 2, 1997. For purposes of computing the percentage of outstanding shares held by each person named above, any shares such person has a right to acquire within sixty (60) days of May 2, 1997 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The number of shares beneficially owned as set forth in the above schedule includes the designated number of shares subject to stock option grants under the Corporation's stock option plans to the following persons: Mr. Chitty, 15,000 shares; Mr. Cormack, 7,500 shares; Mr. Goodhew, 3,000 shares; Mr. Ippolito, 3,000; Mr. Jackson, 3,000; Mr. Strange, 8,000; and Mr. Durnwald, 19,375.

(2)  Based on 4,647,632 shares of Common Stock outstanding on May 2,
     1997.

(3) Includes 130,000 shares held by trusts, of which Mr. Chitty or his spouse is a trustee.

(4)  Includes 5,611 shares owned by Mr. Ippolito's spouse.

(5) Does not include 157,801 shares of Common Stock owned by Intelligent Systems Corporation, of which Mr. Strange is a director and officer and the holder of approximately 22.3% of its outstanding stock.

The Board of Directors and its Committees.
        There were four meetings of the Board of Directors during fiscal year 1997. The Board of Directors has two standing Committees; the Audit Committee and the Compensation Committee. The Compensation Committee held two meetings during fiscal year 1997 and the Audit Committee held one meeting. The Corporation does not have a nominating committee. All nominees for the Board of Directors are nominated by the entire Board of Directors (excluding the nominees).

        The Audit Committee reviews the scope of the audits as recommended by the independent auditors, the scope of the internal auditing procedures of the Corporation and the systems of internal accounting controls, and reviews reports to the Audit Committee by the independent auditors. The Audit Committee also has the power to select the independent auditors to audit the books and records of the Corporation and to discharge such independent auditors.

        The Compensation Committee administers the stock option plans of the Corporation and determines the salaries and other compensation of the chairman and chief executive officer of the Corporation. The Committee has the power to establish the compensation of all other officers and to recommend approval, termination or amendment of all compensation programs for officers of the Corporation.

        Non-employee directors receive a fee of $1,250 for each quarterly Board of Directors meeting attended. The Directors receive no fees for serving on committees thereof. Pursuant to the 1994 Non-Employee Directors Stock Option Plan, each non-employee director is awarded an option to purchase 1,000 shares of Common Stock at its then market value on the day following each annual meeting.



Executive Compensation.
        The following tables and narrative text set forth the compensation of the most highly compensated executive officers
(determined as of the end of 1997 fiscal year) of the Corporation (who earned more than $100,000 for the 1997 fiscal year) for services rendered during the fiscal years ended January 31, 1997, 1996 and 1995 in all capacities. The Corporation has not granted any stock appreciation rights.

                     SUMMARY COMPENSATION TABLE

                                                               ANNUAL COMPENSATION
           Name and                                                                    Incentive
          Principal                                Fiscal                             Compensation            Other
           Position                                 Year            Salary              (Bonus)            Compensation
Charles R. Chitty, Chairman,                        1997         $185,000             $75,000                   --
President and Chief Executive Officer               1996          185,000              74,761                   --
                                                    1995          180,000             122,455                   --

David C. Cormack (1)                                1997          155,000              83,333 (2)               --
Senior Vice President-Sales                         1996           51,667              41,667 (2)          $35,000 (3)

Michael J. Durnwald                                 1997          115,000              15,000                   --
Vice President - Product Planning                   1996           90,000               5,000                   --
                                                    1995           85,000               6,125                   --

(1) David C. Cormack commenced employment with the Corporation on October 1, 1995.

(2) This represents the portion of a nonrefundable bonus paid upon initial employment attributable to the fiscal year.

(3) Other compensation reflects relocation allowances paid by the Corporation.

  STOCK OPTION GRANTS FOR THE FISCAL YEAR ENDED JANUARY 31, 1997(1)

                                                                                          Potential Realizable Value at
                                                                                          Assumed Annual Rates of Stock
                                                  Individual Grants                       Price Appreciation for Option
                                                                                                  Term (7 years)(2)
                                Number         % of Total       Exercise                        At 5%            At  10%
                                  of         Options Granted     or Base                        Annual           Annual
                               Options       to Employees in      Price        Expiration       Growth           Growth
            Name               Granted        Fiscal Year         ($/Sh)         Date           Rate             Rate
Charles R. Chitty                60,000          16.4%            $12.00        3/12/03        $293,112         $683,076

David C. Cormack                 30,000           8.2             $12.00        3/12/03         146,556          341,538

Michael J. Durnwald                  --             --                --             --              --               --

(1) No stock appreciation rights have been granted by the Corporation.

(2) The dollar gains under these columns are the result of calculations assuming a 5% and a 10% annual appreciation for the term of the stock option (i.e., 7 years). These calculations are required to be included in accordance with rules promulgated by the Securities and Exchange Commission and are not intended to forecast possible future appreciation of the stock prices of the Common Stock of the Corporation.


        The following table sets forth information with respect to the executive officers named in the "Summary Compensation Table" during the 1997 fiscal year and the unexercised stock options held as of the end of the 1997 fiscal year, including stock options granted prior to the 1997 fiscal year.

        AGGREGATE STOCK OPTION EXERCISES IN FISCAL YEAR ENDED
      JANUARY 31, 1997 AND FISCAL YEAR-END STOCK OPTION VALUES

                                        Value Realized
                          Number of      ($) (Market
                            Shares      price at time
                           Acquired      of exercise             Number of                      Value of Unexercised
                              on        less exercise        Unexercised Stock                   In-the-Money Stock
Name                       Exercise         price)           Options at FY-End                  Options at FY-End (1)
                                                        Exercisable   Unexercisable          Exercisable   Unexercisable
Charles R. Chitty             --           $   --              --         60,000             $    --          $225,000

David C. Cormack              --               --              --         30,000                  --           112,500

Michael J. Durnwald           --               --          20,000          3,750             178,313            47,813

(1) The fair market value of a share of Common Stock of the Corporation at fiscal year end, January 31, 1997 was $15 3/4.

Employment Contracts.

        Mr. Cormack has a three year contract of employment with the Corporation, which commenced October 1, 1995, providing for an annual salary of $155,000 per year. Mr. Cormack is eligible for annual bonuses subject to meeting mutually agreed upon business targets. Assuming such business targets are met, for the period from October 1, 1996 to September 30, 1997, bonus may equal $175,000; and for the period October 1, 1997 to September 30, 1998 bonus may equal $235,000. Mr. Cormack's employment contract includes payment of relocation expenses not to exceed $35,000, and includes a covenant not to compete with the Corporation for one year following termination of the contract.

401(k) Plan.

        The Corporation has adopted a tax-qualified savings plan ("401(k) Plan") which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended ("Code"). The Corporation pays the administrative expenses of the 401(k) Plan and currently matches 10% of employee's contributions to the extent the employee's contributions do not exceed 6% of his/her compensation. All permanent employees, including officers, who have met the eligibility requirements may participate in the 401(k) Plan. Each employee may elect to contribute to the 401(k) Plan, through payroll deductions, up to the statutory limitation and may direct the investment of their account in various investment funds. Under
Section 401(k) of the Code, the employee's contribution to the 401(k) Plan are not taxable to the employee until such amounts are distributed to the employee.



Compensation Committee Interlocks and Inside Participation.

        The members of the Compensation Committee of the Board of Directors consist of Messrs. Ippolito, Jackson and Strange.

        Ugo F. Ippolito, a director and Secretary of the Corporation, is a partner of Glass, McCullough, Sherrill & Harrold, LLP, Atlanta, Georgia, the Corporation's legal counsel. In the normal course of business legal services were rendered to the Corporation by Glass, McCullough, Sherrill & Harrold, LLP.

        On April 18, 1995, the Corporation loaned $1.8 million to Daystar Digital, Inc. pursuant to a note receivable ("Note"). Under the terms of the agreement, the Note is payable one year from the date of the agreement. In an amendment dated April 18, 1996, the maturity of the Note was extended to January 17, 1997. At the time the maturity of the Note was extended, the interest rate was increased to prime plus 11/2%. The Note is guaranteed by Intelligent Systems Corporation and is secured by shares of the Corporation's common stock and certificates of deposits owned by Intelligent Systems Corporation.
J. Leland Strange, a director of the Corporation, is a director and the chief executive officer of Intelligent Systems Corporation and owns approximately 22% of the outstanding stock of Intelligent Systems Corporation.

Report of the Compensation Committee on Executive Compensation.

        The Corporation's executive compensation program is designed to foster revenue growth and increased profits.

        The executive compensation program consists of three elements: a base salary, an annual bonus and long term incentive through stock ownership. The compensation program for each executive officer is reviewed at least annually by the Committee. The annual bonus for the executive officers is determined on the overall financial performance of the Corporation, and, if an executive officer is responsible for an operation, it will be determined, in part, on the financial performance of that operation.

        Numerous factors are taken into account in determining the compensation of the Chief Executive Officer, including historic compensation levels, compensation levels of other executive employees of the Corporation and the amounts paid to the executive officers of other corporations. The Compensation Committee reviews surveys prepared by industry groups and accountants setting forth salary levels of executive officers in other companies. In the case of executive officers, other than the Chairman, President and Chief Executive Officer, the Committee has authorized the Chief Executive Officer to establish such executives' compensation.

Annual Bonus.

        For fiscal 1997, the Chairman established an incentive for the other executive officers based upon predetermined revenue and pretax profit margin objectives as established by the Chief Executive Officer. The program is designed to encourage both revenue and profit growth. Partial payments of the annual bonus are made during the fiscal year and the balance upon the definitive calculation of the amounts payable after the end of the fiscal year. The annual incentive compensation of Mr. Chitty was determined in the sole discretion of the Committee based upon revenue and operating income of the Corporation and the Committee's assessment of the performance of the Chairman as well as total compensation paid to chief executive officers of other companies.


Long Term Incentive.

        The Committee believes that significant stock ownership in the Corporation provides an economic incentive to the management to grow the Corporation for the long term. Stock options have been granted to executive officers during the past eight years. The stock options normally vest at the rate of 25% a year and are for a term of seven years. The options are designed to provide the recipients with a greater interest in the long term growth and performance of the Corporation through increases in the value of the shares they can acquire pursuant to the stock option grants.

Compensation of Chief Executive Officer.

        For fiscal 1997 the Committee established the Chief
Executive Officer's base salary at $185,000 and a bonus of $75,000.
In addition the Chief Executive Officer was granted a seven year stock option to purchase 60,000 shares of Common Stock at $12.00 per share, the fair market value of a share of Common Stock on the date the option was granted.

        The Committee took into account the fact that the Chief Executive Officer is not provided with any perquisites, including motor vehicle. The Compensation Committee believes that the compensation programs are designed to improve financial results and provide long term goals to grow the Corporation and the value of its Common Stock.

                       Compensation Committee
                           Ugo F. Ippolito
                         Richard L. Jackson
                          J. Leland Strange



Comparison of Cumulative Total Return.

        Set forth below is a line graph presentation showing the comparison of the cumulative total return on the Corporation's Common Stock to both the NASDAQ Stock Market Index for U.S. Companies and the S&P Software & Services Index selected by the Corporation. The graph assumes $100 invested on October 15, 1992 in Common Stock of the Corporation and $100 invested on September 30, 1992 in the two indexes. The comparison assumes that all dividends are reinvested. Since the Corporation's Common Stock was not publicly traded until October 15, 1992, the graph is limited to the period commencing October 15, 1992 through the fiscal year end January 31, 1997 for the Corporation's Common Stock and to the period commencing September 30, 1992 through January 31, 1997 for the indexes.

[GRAPH GOES HERE]

                                        10/15/92       1/93      1/94      1/95      1/96      1/97
IQ SOFTWARE CORPORATION                   100          176         89      131        116       166
S & P COMPUTER SOFTWARE & SERVICES        100          120        148      169        258       419
NASDAQ STOCK MARKET - U.S.                100          122        138      137        186       227

*$100 invested on 10/15/92 in stock or on 09/30/92 in index - including reinvestment of dividends. Fiscal year ending January 31.

Board of Directors Proposal to Amend the 1993 Stock Option Plan.

        Pursuant to the 1993 Stock Option Plan, as amended ("1993 Plan") the Corporation may issue not more than 600,000 shares of Common Stock upon the exercise of stock options. The 1993 Plan, including the amendment in 1995, was approved by the shareholders of the Corporation. On December 10, 1996 the Board of Directors further amended the 1993 Plan increasing the number of shares that may be issued under the 1993 Plan by 500,000 shares. This is the only change proposed to the 1993 Plan. This amendment is subject to the approval of the shareholders at this Meeting.

        Currently under the stock option plans, the Corporation can only grant stock options for an additional 113,625 shares of Common Stock based upon the current number of shares subject to outstanding stock options. The Corporation believes that the number of shares should be increased in order to continue to provide long-term stock incentives to key employees, including new hires.

        The purpose of the 1993 Plan is to provide an additional incentive to officers and other key employees of the Corporation and its subsidiaries as well as to encourage additional stock ownership in the Corporation by such employees.

        The 1993 Plan is administered by the Compensation
Committee ("Committee") appointed by the Board of Directors. The Committee is comprised of three directors of the Corporation who are not eligible to participate in the 1993 Plan. The Committee selects the key employees who will be granted stock options and will determine the number of shares to be offered, the duration of each option, the vesting period and the other terms and conditions of each option grant.

        The major provisions of the 1993 Plan are as follows:

        1. The Committee is authorized to grant stock options to any officer, including officers who are also directors of the Corporation, and other key employees of the Corporation and its subsidiaries and affiliates and consultants at any time prior to March 25, 2003.

        2. The option price will be not less than 100% of the fair market value of the Common Stock of the Corporation at the time the stock option is granted.

        3. Each stock option will terminate on the date fixed by the Committee which shall not be more than 10 years after the date of grant. Stock options may terminate no later than one (1) year from the date of termination of employment except that, in the event of death or disability, the stock options which were exercisable at the time of termination of employment may terminate no later than two (2) years from that date.

        4. Payment for stock purchased upon the exercise of a stock option must be made in full at the time the stock option is exercised.

        5. The payment for the stock purchased is to be made in cash except that the Committee has the authority under the 1993 Plan to permit the payment for any option (or to require or permit the payment of any withholding taxes payable upon the exercise of an option) to be made by delivery of shares of Common Stock owned by the optionee (or the withholding of shares to be delivered upon the exercise of the option) which shares will be valued at the fair market value at the time the option is exercised.

        6. The Committee is authorized, as a condition of the grant of an option, to require the cancellation of a previously granted stock option under the 1993 Plan or any other stock option plan adopted by the Corporation. The previously granted stock option in such situations may be exercisable at prices substantially higher than the fair market value of the Common Stock on the date that the replacement stock option is granted.

        7. The duration of any stock option may be extended by the Committee for a period not to exceed one (1) year without changing the original stock option price but in no event shall the stock option be exercisable more than 10 years after the date of grant.

        8. The Committee may grant incentive stock options
("ISO's") and non-qualified stock options ("NQSOs").

        9. The 1993 Plan currently provides for the issuance of not more than 600,000 shares of Common Stock pursuant to options granted under the 1993 Plan, subject to adjustment based upon stock splits, stock dividends and other similar action. The proposed Amendment if approved by the shareholders would increase the number of shares by an additional 500,000 shares. The 500,000 additional shares of Common Stock represent 10.8% of the outstanding shares on May 2, 1997.

        10. The Board of Directors may amend, suspend or terminate the 1993 Plan at any time without the approval of the shareholders; provided, however, that no amendment, suspension or termination will increase the maximum number of shares of Common Stock for which stock options may be granted or change the designation of the class of employees and other persons eligible to receive stock options without the approval of the shareholders.

        The above summary of the 1993 Plan as proposed to be amended is qualified in its entirety by reference to the complete text of the 1993 Plan which is included as Attachment A to this Proxy
Statement.

        It is not possible to estimate the number of officers
(including those officers who are directors) and other key employees who may be granted stock options under the 1993 Plan.

        There currently is also in effect a stock option plan adopted by the Board of Directors on December 1, 1987 and approved by the shareholders ("1987 Plan"). The 1987 Plan is substantially similar to the 1993 Plan. Under the 1987 Plan, 400,000 shares of Common Stock were authorized to be issued upon the exercise of stock options granted. The 1987 Plan provides for the granting to employees of ISOs and for the granting of NQSOs to employees, directors and consultants. The 1987 Plan was amended in 1992 to exclude directors who are not employees from participating in that Plan.

        As of May 2, 1997, stock options have been granted under the 1987 Plan to 55 employees, including officers and, prior to 1992, to six directors who were not employees of the Corporation. Under the 1987 Plan, stock options for an aggregate of 622,700 shares of Common Stock have been granted, stock options for 323,375 shares of Common Stock have been exercised and there are outstanding stock options to purchase 38,250 shares. Of the stock options granted to purchase shares of Common Stock, options to purchase an aggregate of 37,500 shares were granted to the executive officers named in the "Summary Compensation Table" set forth above and an aggregate of 30,000 shares were granted to the directors named in such table. Under the 1987 Plan, additional stock options for less than 40,000 shares of Common Stock may be granted by the Committee plus any shares that become available upon the termination of any option prior to its being exercised. The Committee intends to grant additional options under the 1987 Plan until the aggregate of 400,000 shares of Common Stock are issued under the 1987 Plan or until the 1987 Plan expires on December 1, 1997.

        As of May 2, 1997 stock options have been granted under the 1993 Plan to 93 employees and affiliates, including the three executive officers named in the "Summary Compensation Table" set forth above. Under the 1993 Plan stock options for an aggregate of 738,000 shares of Common Stock have been granted, stock options for 123,391 shares of Common Stock have been exercised and there are outstanding options to purchase 401,359 shares.


        Reference is made to the schedule headed "Stock Option
Grants for Fiscal Year Ended January 31, 1997" and "Aggregate Stock Option Exercises in Fiscal Year Ended January 31, 1997 and Fiscal
Year-End Stock Option Values" set forth above.

        The average of the low and high closing prices of a share of Common Stock on May 2, 1997 was $7.75.

        Under present federal tax law there will be no federal income tax consequences to the Corporation upon the grant or exercise of an ISO. Moreover, there will be no federal income tax consequences to the optionee upon the grant of an ISO. However, there may be federal income tax consequences to the optionee upon the exercise of an ISO. Although, the optionee will realize no taxable income upon the exercise of an ISO, the exercise of an ISO may subject the optionee to the alternative minimum tax ("AMT"). The spread between the option price and the fair market value of the Common Stock acquired pursuant to an ISO on the date of its exercise is treated as an item of adjustment for AMT purposes where the Common Stock acquired upon the exercise of an ISO is not disposed of in the same taxable year.

        If the share of Common Stock acquired upon the exercise of an ISO are disposed of within a year of the exercise of the ISO, the disposition will be considered to be a disqualifying disposition. In such event, the gain on the sale or exchange will generally be treated as ordinary income to the optionee in the year of disposition. If the optionee disposes of the shares of Common Stock acquired upon the exercise of an ISO more than one year after the exercise, any gain or loss realized on the subsequent sale or exchange will constitute a long term capital gain or loss.

        With respect to NQSOs, under present federal tax laws there will be no federal income tax consequences to the Corporation or to the optionee upon the grant of a NQSO. When an optionee exercises a NQSO, the amount by which the fair market value of the Common Stock acquired upon the exercise of the NQSO on the date of exercise exceeds the exercise price of the NQSO, is taxed as ordinary income to the optionee in the year of exercise and generally will be allowed as a deduction for federal income tax purposes to the Corporation.

        When the optionee disposes of the shares acquired upon the exercise of a NQSO, any amounts received in excess of the fair market value of the Common Stock on the date of exercise will be treated as long-or-short-term capital gain to the optionee, depending upon the holding period of the shares of Common Stock. If the amount received is less than the fair market value of the shares on the date of the exercise of the stock option, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN.


Other Information.

        The solicitation of proxies may be made personally, by telephone, by telegraph or by mail by officers and other employees of the Corporation and its subsidiaries who will not be additionally compensated therefor. In addition, the Corporation has engaged its transfer agent to assist in connection with the solicitation of proxies from shareholders whose shares are held in a nominee's name by various brokerage firms and banks. The cost of such solicitation is estimated to be less than $5,000. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Corporation's Common Stock as of the record date will be requested to forward proxy soliciting materials to the beneficial owners of such shares and will be reimbursed by the Corporation for their reasonable expenses. The cost of preparing, assembling and mailing this proxy soliciting material and the Notice of Annual Meeting of Shareholders will be paid by the Corporation.

Shareholder Proposals for 1996.

        In order to be eligible for inclusion in the Corporation's proxy statement for the 1997 Annual Meeting of Shareholders, shareholder proposals must be received by the Corporation at its principal office, addressed to the President at 3295 River Exchange Drive, Suite 550, Norcross, Georgia 30092 by January 23, 1998.

Independent Auditors.

        Ernst & Young LLP has been selected as the independent auditors for the fiscal year ending January 31, 1998. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have the opportunity to make a statement if desired and such representative is expected to be available to respond to appropriate questions.

Other Business.

        It is not anticipated that any matter, other than those set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement, will be brought before the Meeting. However, if any other matter should properly come before the Meeting, it is the intention of the persons named on the enclosed proxy to vote the executed proxies received by them in accordance with their best judgment on such business and other matters including those dealing with the conduct of the Meeting.




                            By Order of the Board of Directors,



                            UGO F. IPPOLITO
                            Secretary

May 23, 1997



                                                        ATTACHMENT A

                       IQ SOFTWARE CORPORATION

                       1993 STOCK OPTION PLAN

AS AMENDED BY THE BOARD OF DIRECTORS
SUBJECT TO THE APPROVAL OF THE SHAREHOLDERS

I.   PURPOSE.
     The IQ Software Corporation 1993 Stock Option Plan is intended as an incentive and to encourage stock ownership by officers, other key employees, consultants and employees of consultants of the Corporation and of its Subsidiaries in order to provide them with a proprietary interest or to increase their proprietary interest in the Corporation's success and/or to encourage them to remain in the employ of the Corporation or any of its Subsidiaries.


II.  DEFINITIONS
     Where the following words appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates a contrary meaning:

     A. Affiliate - Any corporation or other business organization in which the Parent owns, directly or indirectly, 25% or more of the voting stock or capital at the time of the granting of the Option.

     B.   Board of Directors - The Board of Directors of the
          Corporation.

     C. Code - The Internal Revenue Code of 1986, as amended, including amendments hereafter adopted.

     D.   Committee - The Compensation Committee of the Board of
          Directors or any successor Committee appointed by the Board of Directors.

     E. Corporation - IQ Software Corporation, a Georgia corporation, that is the parent corporation as defined in Subsections 424(e) and (g) of the Code.
     F. Employee - Employee shall mean any officer or other key employee (including an officer or other key employee who is also a director) employed on a full-time basis by the Corporation or any present or future Parent or Subsidiary or Affiliate.

     G. ISO - An option granted under the Plan which constitutes an incentive stock option within the meaning of Section 422 of the Code.


     H. Non-Qualified Stock Option - An option granted under the Plan which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

     I. Option - An option granted under the Plan which may be either an ISO or a Non-Qualified Stock Option.

     J. Option Agreement - The document setting forth the terms and conditions of each Option.

     K.   Optionee - The holder of an Option.

     L. Parent - Parent shall mean any present or future corporation as defined in Subsections 424(e) and (g) of the Code.

     M. Plan - IQ Software Corporation 1993 Stock Option Plan, as the same may be amended from time to time in accordance with the terms hereof.

     N. Shares - The shares of common stock of the Company, $0.000-1/3 par value, subject to adjustment as provided in Paragraph V of the Plan.

     O. Subsidiary - Any present or future subsidiary of the Corporation as defined in Subsections 424(f) and (g) of the Code.

III. ADMINISTRATION.

     A. The Committee shall have full and complete authority in its sole discretion, but subject to the express provisions of the Plan, to grant Options; to determine the option price of the Shares covered by each Option; the Employees and consultants and employees of consultants of the Corporation and of its Subsidiaries to whom, and the time or times at which, Options shall be granted and the number of Shares to be covered by each Option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective option grant (which terms need not be identical); to cancel and amend Options (with the consent of the holder of the Option where required); to impose such conditions on the grant of Options as it determines to be appropriate, including the surrender of outstanding stock options issued under the Plan or any other stock option plan of the Parent, regardless of the option price; and to make all other determinations and rules and take such other action deemed necessary or advisable for the administration of the Plan. In addition, the Committee may extend the duration of any Option for a period not to exceed one year subject to the provisions of Paragraph VI B without changing the option price upon such terms as the Committee may deem advisable.

          Each determination, interpretation, rule or other action made or taken pursuant to the Plan by the Committee shall be final and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Corporation, Subsidiaries, Affiliates, the Board of Directors, the Committee, Optionees, Employees, consultants and employees of consultants of the Corporation and its Subsidiaries and Optionees and their respective successors in interest.
     B. The Committee shall consist of not less than two (2) directors. Each member of the Committee shall be a member of the Board of Directors who is not eligible to participate under the Plan and who has not been granted or awarded equity securities of the Corporation for at least one year prior to the time the director becomes a member of the Committee or during such service on the Committee pursuant to the Plan or any other "plan" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act or 1934 ("34 Act"), except as otherwise permitted under Rule 16b-3 (or any successor rule or regulation).

          The Board of Directors may designate one (1) of the members of the Committee as its chairman and the Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting at which a quorum was present. Any decision or determination reduced to writing and signed by all the members of the Committee shall be effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     C. No member of the Committee shall be liable for any action or determination made in good faith with respect to the administration of the Plan and the granting of Options thereunder.

IV.  ELIGIBILITY AND LIMITATIONS.

     Options may be granted only to Employees and consultants and employees of consultants of the Corporation or any Subsidiary or Parent. Persons who are not Employees of the Corporation or of a Subsidiary or Parent will not be eligible to receive an ISO. In determining the number of shares to be covered by each Option, subject to Paragraph V hereof, and persons to whom Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Paragraph I hereof. Any person who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No ISO shall be granted to an individual who, at the time the ISO is granted, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its Parent or any Subsidiary, unless, at the time the ISO is granted, the option price is at least 110 percent (110%) of the fair market value of the Shares subject to the ISO, and the ISO by its terms is not exercisable after the expiration of five (5) years from the date the ISO is granted.

     The aggregate fair market value (determined as of the time an ISO is granted) of the Shares with respect to which ISO's are exercisable for the first time by the Optionee during any calendar year (under all plans of the Corporation and the Parent and Subsidiaries, if any) shall not exceed $100,000. IBO's granted to an Optionee in excess of such limitation in any calendar year shall be deemed to be a Non-Qualified Stock Option.

     Each Option must be granted within ten (10) years from the date on which the Plan is adopted by the Board of Directors or the date the Plan is approved by the shareholders of the Corporation, whichever is earlier.

V.   AVAILABLE SHARES AND STOCK ADJUSTMENTS.

     A. The total number of Shares that may be issued pursuant to Options granted under the Plan shall not exceed 1,100,000 Shares of Common Stock, subject to adjustment as set forth hereinafter. Shares subject to the Plan may be either authorized but unissued Shares or Shares that were once issued and subsequently reacquired by the Corporation. If any Option is surrendered before exercise or lapses without exercise or for any other reason ceases to be exercisable, the Shares reserved therefor shall continue to be available under the Plan. The Corporation will reserve and keep available a sufficient number of authorized but unissued Shares and/or treasury Shares to be issued upon the exercise of the Options.

     B. In the event of a stock split, stock dividend, combination of Shares, or a reclassification of the Shares or other similar action by the Corporation, the total number of Shares which may be issued under the Plan upon the exercise of Options and the total number of Shares and/or the option price contained in any outstanding Option pursuant to which Options were granted under this Plan, shall be appropriately adjusted as determined by the Board of Directors in its sole discretion. Any such adjustment in the number of Shares and/or option price of an ISO shall be made in such manner as to not constitute a modification as defined in Subsection 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 425 of the Code.

     C. In the event of any merger or consolidation or other reorganization in which the Corporation shall be the surviving corporation and its shareholders have a right to receive (or retain), in whole or in part, equity securities for the outstanding Shares held, each holder of an outstanding Option shall be entitled to receive, upon the exercise of the Option, in lieu of the number of Shares as to which such holder of the Option would otherwise have been entitled to receive upon the exercise of the Option immediately prior to such merger or consolidation or other reorganization, the number and class of shares or other securities and consideration to which such holder of the Option would have been entitled pursuant to the terms of the merger or consolidation or other reorganization if, at the time of such merger or consolidation or other reorganization, such holder of the Option had been the holder of record of a number of Shares equal to the number of Shares to which such Option is then being so exercised. Comparable rights shall accrue to each holder of an Option in the event of successive mergers or consolidations or other reorganization.

     D. In the event of any merger or consolidation or other reorganization, in which the shareholders of the Corporation shall not receive (or retain) any equity securities of the surviving corporation for their Shares, regardless of whether the Corporation is the surviving corporation, or upon the dissolution or liquidation of the Corporation, except as hereinafter set forth, all Options (whether or not vested in whole or in part) which have not been exercised prior to such event, shall terminate upon such event unless and to the extent the Board of Directors shall have provided for the substitution of other options for, or for the assumption by another corporation of, any unexercised options then outstanding. Such action by the Board of Directors may be taken with respect to ISO's only to the extent permitted by the Code, including Sections 422 and 424, unless the Options are or are to become Non-Qualified Stock Options. Except to the extent the Board of Directors shall have provided for the substitution of other options for, or for the assumption by another corporation of, any unexercised Options then outstanding or shall have specifically otherwise provided as permitted by this subparagraph D, the Options which have not vested shall not become exercisable prior to such event and all outstanding Options shall expire upon such event.

     E. In the event of any merger or consolidation or other reorganization in which the Corporation is not the surviving corporation and in which its shareholders shall receive equity securities (regardless of whether they receive other consideration) for their Shares, each holder of an outstanding Option shall be entitled to receive, upon the exercise of the Option, in lieu of the number of Shares as to which such holder of the Option would otherwise have been entitled to receive upon the exercise of the Option immediately prior to such merger or consolidation or other reorganization, the number and class of shares and other securities and consideration to which such holder of the Option would have been entitled pursuant to the terms of the merger or consolidation or other reorganization if, at the time of such merger or consolidation or other reorganization, such holder of the Option had been the holder of record of a number of Shares equal to the number of Shares to which such Option is then being so exercised. Comparable rights shall accrue to each holder of an Option in the event of successive mergers or consolidations or reorganizations.

     F. Any adjustments pursuant to this Paragraph V may provide for the elimination of any fractional interest which might otherwise become subject to an Option, with or without consideration, as determined by the Board of Directors of the Corporation.

VI.  OPTION TERMS.

     The Options will be granted under terms and conditions set forth in a written instrument as determined by the Committee from time to time, which will include (but not by way of limitation) the following:

     A. PRICE AND PAYMENT - The purchase price of each Share covered by each Option shall be determined by the Committee. The purchase price of each Share covered by an Option shall not be less than the fair market value of a Share at the time of the granting of the Option. The fair market value of a Share shall be determined without regard to any restriction other than restrictions which by their terms will never lapse. The purchase price of the Shares to which an Option shall be exercised shall be paid in full at the time of the exercise in cash or by check, subject to collection. The Committee may also provide that the purchase price may be paid in whole or in part by assigning to the Corporation a number of Shares having a fair market value, determined as of the date the Option is exercised, equal to the cash amount of the option price for the Shares being acquired upon the exercise of the Option. In such event, the Committee may, in its sole discretion, require certain representations and other conditions precedent to the acceptance of the Shares from the Optionee.

     B. DURATION - The duration of the Options shall be as determined by the Committee, but in no event shall an Option granted hereunder be exercisable after the earliest of any of the following dates: (i) the expiration of ten (10) years from the date the Option is granted; (ii) one (1) year after the cessation of employment, engagement or officership, as the case may be, of the holder of the Option with the Corporation, any Subsidiary, or the Parent, except in the event of termination of such employment or engagement or election, as the case may be, by reason of disability or death; (iii) two (2) years after the cessation of such employment, engagement or officership, as the case may be, in the event of termination of employment or engagement or election, as the case may be, due to death or disability (within the meaning of Subsection 422(c)(6) of the Code). The Committee's determination as to whether such employment, engagement or election of an Optionee has ceased and the effective date thereof shall be final and conclusive on all persons affected thereby. Whether military or other government or eleemosynary service or other leave of absence will constitute termination of such employment, engagement or election shall be determined in each case by the Committee in its sole discretion.

     C. NON-TRANSFERABILITY - Options granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution or as otherwise permitted pursuant to Section 424(c)(4) of the Code (or any successor provision). Options may be exercised during the lifetime of the Optionee only by the Optionee personally or by the Optionee's legal representative.

     D. Exercise of Option - Options granted hereunder shall be exercisable in whole or in part as determined by the Committee except that no ISO shall be exercisable in whole or in part prior to one (1) year from the date the ISO is granted except as provided in Paragraph V.


    E. CONDITIONS TO EXERCISE OF OPTIONS - Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with (or be exempt from) all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange or nation market system on which the Shares may then be listed. If the issuance or transfer of Shares to be issued or issued pursuant to any Option granted under this Plan may in the opinion of counsel to the Corporation conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction, including, without limitation, federal and state securities laws, the Corporation reserves the right to delay the issuance of the Shares upon the exercise of an Option and such delay shall be without liability to or other obligation of the Corporation. The Corporation shall have no obligation hereunder to file registration statements or other reports or notices or obtain any license or permit or exemption under any federal or state law with respect to the grant of an Option or the issuance of Shares upon the exercise of an Option or the transfer of such Shares at any time thereafter. The Board of Directors may require that the holder of an Option, as a condition to each exercise of the Option in whole or in part, to represent to the Corporation in writing that the Shares to be acquired upon the exercise of the Option are to be acquired by the holder of the Option for investment purposes only, for such person's own account, and not with a view to distribution and make such other representations as counsel to the Corporation may reasonably request to assure the availability of an exemption from or compliance with the registration, notice, reporting or permitting requirements of applicable federal or state securities laws. The Option may also set forth such other terms and conditions relating to the non-registration or qualification of the Shares or the issuance or transfer of the Shares by the Corporation under the federal and state securities laws, as the Board of Directors may prescribe. Such representations and other terms and conditions shall continue in effect as long as counsel to the Corporation may reasonably request.


    F. DISPOSITION OF SHARES - In the event the disposition of Shares acquired upon the exercise of any Option is not covered by a then current registration statement under the Securities Act of 1933, as amended, and under applicable state securities laws, the Shares so purchased shall be restricted against transfer to the extent and for as long as required by such laws and regulations promulgated thereunder or until, and as long as, the Shares are covered by applicable registration statements filed by the Corporation in its sole discretion.

     G. TAX WITHHOLDINGS - The Corporation may, in its sole discretion and on terms it shall determine, withhold, or grant to an Optionee the right to elect to have withheld, Shares having a fair market value not in excess of the amount necessary to satisfy the withholding tax obligations of the Optionee, in whole or in part, relating to the exercise of the Option. Any election granted to an executive officer (as defined pursuant to rules promulgated under the 1934 Act) or director of the Parent shall only be made during the period set forth in Rule 16b-3 promulgated under the 1934 Act (or any successor rule or regulation).

VII. EXERCISE.

     An Option granted hereunder shall be exercisable in whole or in part only by written notice delivered in person or by mail to the President or the Chief Financial Officer of the Corporation at its principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and other consideration in accordance with the Option. The holder of an Option shall not be deemed to be a holder of any Shares subject to any Option and shall not be entitled to the rights of a holder of any Shares, including the right to receive dividends, unless and until such Shares have been issued.


VIII. TERMINATION AND AMENDMENT.

     The Board of Directors may at any time terminate the Plan, or make such amendments thereto or modifications thereof as it shall deem advisable, including amendments deemed necessary or desirable to conform any ISO to any change in the Code or regulations thereto; provided, however, that the Board of Directors may not, without further approval by the shareholders of the Corporation, increase the maximum number of Shares for which Options may be granted under the Plan or change the designation of the class of employees and other persons eligible to receive Options. No termination, modification or amendment of the Plan shall, without the consent of the Optionee to whom an Option shall theretofore have been granted, adversely affect the rights of such person under such Option without such person's consent.

IX.  MISCELLANEOUS.

     APPLICABLE LAW. The Plan shall be governed and construed in accordance with the laws of the State of Georgia.

     EMPLOYEE/EMPLOYER RIGHTS. The granting of Options hereunder shall be entirely discretionary and nothing in the Plan shall be deemed to give any Employee, consultant or employee of any consultant any right of continued employment, engagement or officership, as the case may be, or give any person any right to receive Options or additional Options hereunder or interfere in any way with the right of the Corporation, its Parent or Subsidiary to terminate the Optionee's employment, engagement or election, as the case may be, for any reason or the right of the Employee, officer, consultant or employee of any consultant, to terminate his/her employment, engagement, or officership, as the case may be, for any reason.

     ISO GRANTS. This Plan is intended to provide in part for the grant of incentive stock options pursuant to Section 422 of the Code, including amendments thereto hereafter adopted, and the provisions of the Plan as they relate to ISO's and the ISO's granted shall be construed to effectuate such purpose. If for any reason it is subsequently determined that an Option intended to qualify as an ISO does not so qualify, the Corporation, Parent and Subsidiary shall have no liability to the Optionee.

X.   EFFECTIVE DATE.

     The Plan shall become effective on the date of its adoption by the Board of Directors subject to the approval of the Plan by the shareholders of the Corporation within twelve (12) months after the date of its adoption. The date of granting of an Option shall be the date on which the Committee makes the determination of granting such Option or such later date as designated by the Committee.


[ATTACHMENT -- PROXY CARD]


                       IQ SOFTWARE CORPORATION

     This Proxy is Solicated on Behalf of the Board of Directors
                     of IQ Software Corporation

The undersigned hereby appoint Charles R. Chitty and Ugo F. Ippolito, jointly and severally, proxies with full power of substitution to vote all shares of Common Stock of IQ Software Corporation owned of record by the undersigned on all matters which may come before the 1997 Annual Meeting of Shareholders to be held on June 24, 1997, and all adjournments thereof, as hereinafter specified and, in their discretion, upon such other matters as may come before meeting. The undersigned instructs said proxies to vote as specified upon the items shown on the reverse side hereof.

Please mark this Proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked. Unless a contrary choice is specified on the reverse side hereof, this Proxy will be voted "FOR" Items 1 and 2.

            (Continued and to be signed on reverse side)

The Board of Directors recommends a vote FOR Proposals 1 and 2.

[X] Please mark
     your votes
     like this

Item 1 - Election of Directors

              WITHHELD   Nominees: Richard L. Jackson, J. Leland
     FOR       FOR ALL   Strange
              NOMINEES
                         To withhold your vote for any nominee(s)
     [ ]        [ ]      write the nominee's name on the line
                         below:


Item 2 - Approve the Amendment to the
1993 Stock Option Plan

     FOR       AGAINST    ABSTAIN

     [ ]         [ ]        [ ]

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)                                        Date     , 1997
Please sign exactly as your name appears hereon. Joint owners should each sign. In signing as attorney, executor, administrator, trustee, guardian or officer, please add your title as such.